UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07096

Investment Grade Municipal Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Item 1.  Reports to Stockholders.

Investment Grade Municipal
Income Fund Inc.
Annual Report
September 30, 2009

Investment Grade Municipal Income Fund Inc.

November 16, 2009

Dear shareholder,
We present you with the annual report for Investment Grade Municipal Income Fund Inc. (the “Fund”) for the 12 months ended September 30, 2009.

Performance
Over the 12-month period, the Fund gained 25.73% on a net asset value basis and 35.91% on a market price basis. Over the same period, the Fund’s peer group, the Lipper General Municipal Debt Funds (Leveraged) category, posted a median net asset value gain of 21.60%, and a median market price gain of 36.08%. Finally, the Fund’s benchmark, the Barclays Capital Municipal Bond Index—formerly known as the Lehman Brothers Municipal Bond Index, the “Index”—gained 14.85%. (For more performance information, please refer to “Performance at a glance” on page 9.)	Investment Grade Municipal
Income Fund Inc.

Investment goal:
High level of current income
exempt from federal income
tax, consistent with
preservation of capital

Portfolio Manager:
Kevin McIntyre
UBS Global Asset
Management (Americas) Inc.

Commencement:
November 6, 1992

NYSE symbol:
PPM

Dividend payments:
Monthly

The Fund’s use of leverage over the reporting period helped the Fund generate a higher yield for common stockholders. It also positively contributed to overall results as it magnified the increase in the market value of the Fund’s securities during the reporting period. As of September 30, 2009, leverage accounted for approximately 39% of the Fund’s total assets. (Leverage magnifies returns on both the upside and on the downside.)

As of September 30, 2009, the Fund was trading at a discount of 4.8%, while the median discount of its Lipper peer group was also 4.8%. A fund trades at a discount when the market price at which its shares trade is less than its net asset value. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its net asset value per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. Net asset value per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Investment Grade Municipal Income Fund Inc.

During the reporting period, the Fund continued to have outstanding auction preferred shares (“APS”). As we wrote in the Fund’s previous shareholder report, auction preferred shares, which are a type of preferred stock issued by many closed-end funds, are used to leverage the Fund’s investments (that is, buy more municipal securities). In utilizing leverage, the Fund sought to generate incremental yields and returns for the Fund’s common shareholders. (For purposes of clarification, purchasers of APS in a closed-end fund are known as “preferred shareholders,” while the remaining investors are known as “common shareholders.”)

Throughout the reporting period, APS auctions continued to “fail” as existing holders of APS looking to sell their shares through the auction process were unable to do so due to insufficient buy orders. We’d like to again point out that these failed auctions were not “credit events” for the Fund. In other words, they weren’t caused by, nor did they result in, a default by the Fund. Rather, they were liquidity events that impacted a closed-end fund’s preferred and common shareholders differently.

At the end of 2008, the Fund engaged in a partial redemption of APS, approximately 11.1% of its total outstanding APS at that time. This decreased the level of the Fund’s leverage. The decrease helped to ensure that the Fund would continue to meet its asset coverage requirements in the difficult market environment, which is key to the ability of a closed-end fund to continue paying dividends on its common stock. This also helped adjust the amount of leverage to then-current market opportunities.

An interview with Portfolio Manager Kevin McIntyre
Q.	Can you describe the economic environment during the reporting period?
A.	While economic growth in the US remained weak during much of the reporting period, the longest recession since the Great Depression ended during this time. Looking back, gross domestic product (“GDP”) declined during the third and fourth quarters of 2008. The economy continued to contract during the first half of 2009, as first quarter GDP posted a significant decline. While the economy continued to struggle during the second quarter, it fell at a more modest pace. This relatively better reading was largely the result of smaller declines in exports and business spending.

After four consecutive quarters of negative GDP growth, the estimate for third quarter 2009 GDP growth was a positive 3.5%. The economy’s turnaround was due, in part, to the government’s $787 billion stimulus program, which included an $8,000 tax credit for first-time home buyers,

Investment Grade Municipal Income Fund Inc.

as well as the “Cash for Clunkers” car rebate program, which has since concluded.

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react in this economic environment?
A.	Both the Fed and US Treasury Department were extremely active given the magnitude of the economic decline and the turmoil in the financial markets. In addition to flooding the financial system with billions of dollars since the recession began in December 2007, the Fed and Treasury were actively involved in the acquisition and mergers of several storied financial institutions. The Treasury also oversaw the $700 billion Troubled Asset Relief Program (“TARP”) and introduced the Public-Private Partnership Investment Program (PPIP), the latter of which is seeking to facilitate the purchase of $40 billion of “toxic” mortgage assets from bank balance sheets.

To bolster the economy, the Fed reduced the fed funds rate on several occasions during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) When the period began, the fed funds rate was 2.00%. However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed moved into action on October 8, 2008, as it cut the fed funds rate in a coordinated interest rate cut with several other central banks from around the world. The Fed reduced the rate again on October 29, 2008, bringing the rate to 1.00%. Then, during its meeting on December 16, the Fed aggressively cut the fed funds rate to a range of 0.00% to 0.25%—a record low.

The Fed has since maintained this rate as it evaluates incoming economic data, and has indicated that the rate is likely to remain in its low range. In conjunction with its September 2009 meeting, the Fed stated that it will “...maintain the target range for the federal funds rate at 0% to 0.25% and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the bond market perform during the reporting period?
A.	The US bond market as a whole generated strong results during the 12-month reporting period. After a lengthy period of heightened risk aversion, investors were gradually drawn to lower-quality, non-Treasury securities as the reporting period progressed. This followed signs that the US government’s aggressive initiatives to stabilize the financial markets were succeeding, as well as optimism that positive economic growth would return later in 2009. In particular, lower-rated securities

Investment Grade Municipal Income Fund Inc.

generated exceptional returns during the second half of the reporting period. Overall, during the 12 months ended September 30, 2009, the US bond market, as measured by the Barclays Capital US Aggregate Bond Index, returned 10.56%.*

Municipal bonds generated even better returns than their taxable counterparts during the reporting period, as the Barclays Capital Municipal Bond Index gained 14.85%. Both strong demand from investors seeking incremental yields and sharply lower levels of new issuance of tax-exempt bonds supported the municipal market during this time; however, the markets were volatile, and from month to month, trading in municipal securities was very “choppy”. The passing of US legislation allowing states to issue taxable bonds and receive a 35% “tax rebate” from the federal government continued to affect the amount of new issuance of tax-exempt debt. Dubbed “Build America Bonds,” these bonds have been issued at an average rate of $5 billion a month since April 2009, and it is estimated that states will issue approximately $60 billion in taxable debt over each of the next two years before the legislation expires. A lower level of municipal supply tends to benefit the performance of tax-fee municipal bonds, especially in light of continued strong demand for these securities.

Q.	In general terms, how did you position the Fund?
A.	When the reporting period began, the Fund’s duration was slightly longer than that of its benchmark. (Duration is a measure of a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.) As the period progressed, however, we decreased the Fund’s duration and ended the reporting period modestly shorter than the benchmark.

From a yield curve positioning perspective, the Fund was rewarded for having an underweight to the one- to five-year portion of the yield curve, as these securities lagged their longer-term counterparts. In addition, maintaining an overweight to the 15- to 25-year portion of the yield curve also enhanced the Fund’s results.

Q.	Which sector positions were important for the Fund?
A.	The Fund’s overweight to the university sector was a significant contributor to performance. Many of these securities have longer-term maturities and they benefited from the rally at the long end of the municipal yield curve. An overweight position to the hospital sector

*	Formerly known as the Lehman Brothers US Aggregate Bond Index.

Investment Grade Municipal Income Fund Inc.

was also beneficial, as it outperformed the overall municipal market. During the second half of 2008, spreads—the difference between the yields paid on hospital sector securities versus those paid on US Treasury bonds—widened quite significantly, in large part due to factors other than credit fundamentals. Therefore, we maintained an overweight so far throughout 2009, believing that spreads would contract for select hospitals, indicating greater investor confidence in these issues. Having an underweight to pre-refunded bonds was also a positive for the Fund’s performance, as these higher-quality, shorter-term securities lagged the benchmark given the rally in lower-rated, longer-term securities.*

Detracting from these results was the Fund’s underweight to the housing sector, as lower-quality securities in the sector generated strong results as investor risk aversion decreased over the 12-month reporting period.

Q.	How was the Fund positioned from a quality perspective?
A.	Consistent with its stated goals, the Fund emphasized higher-quality, investment grade securities. However, in order to diversify the portfolio and to generate incremental yield, the Fund was underweight AAA-rated securities relative to the benchmark, and had a relative overweight to securities with an AA rating. This positioning positively contributed to relative performance during the reporting period.

Q.	Were any states or regions an area of focus for the Fund?
A.	A large portion of outstanding municipal securities is issued by a fairly small number of states. As of September 30, 2009, around half of the Fund’s holdings were in the securities of issuers in five states: Texas, California, Washington, Illinois and New York.

We focused our efforts on purchasing bonds from states that are, in our view, experiencing improved fiscal health and offering attractively valued municipal bonds. Given this aim, we held an overweight in Texas, which positively contributed to results. We continued to maintain an underweight to California, with a focus on essential services, hospitals and universities, while avoiding general obligations of the state. This also enhanced the Fund’s performance during the reporting period.

*	Pre-refunded bonds are issues that are scheduled to be called (retired) on the first possible call date. These bonds are not immediately retired, but rather are secured by an escrow fund that is backed by high-quality US government bonds. The rating of the refunded bond generally assumes the rating of the government obligations at the time the escrow fund is established.

Investment Grade Municipal Income Fund Inc.

Q.	What is your outlook for the economy and the municipal bond market?
A.	Overall, it appears that many of the actions taken by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. In light of the historically low fed funds rate, we expect Treasury and money market yields to remain relatively low in the near future. While there has been increased appetite for non-Treasuries and their spreads have narrowed considerably, we are mindful of the tenuous nature of this economic recovery. In addition, while uncertainty in the markets has diminished, it has not yet been banished entirely, and has not returned to pre-crisis levels.

Historically, default rates in the investment grade municipal arena are below 1%. Municipalities today are challenged to effectively manage their finances, given a declining revenue stream and rising expenses. Overall, however, we don’t expect a wave of defaults, as states and municipalities have numerous tools to enhance and increase their revenue streams and reduce expenditures. However, we must note that the outlook for municipal issuers is negative, and we do expect rating agency downgrades to outpace upgrades for the foreseeable future. In this environment, we are relying on our rigorous credit research to select those municipal credits that are better prepared to cover their expenses and liabilities.

In addition, we should also note two factors, in particular, that impacted the level of Fund expenses over the reporting period. First, there were certain costs related to the partial redemption of APS in December 2008 and the introduction of the Tender Option Bond (“TOB”) Program in September 2008 as a diversifying source of leverage. These costs were offset to some degree by the relatively lower interest rates paid to borrow through the TOB Program versus the rates paid on the APS. Because of various financial statement presentation requirements, the costs of leverage via the TOB Program are presented differently than costs associated with APS.

Second, considerable resources were expended by the Fund, its Board and the Fund’s advisor in time, money and effort to address attacks by certain activist investors. These attacks diverted resources from the management of your Fund. Although the advisor waived a significant percentage of its advisory fee during the reporting period, these expenses negatively impacted the Fund.

Investment Grade Municipal Income Fund Inc.

Important Note:

The Fund will be asking shareholders to consider a proposal to approve the liquidation of the Fund for reasons discussed in detail in proxy materials to be sent to all shareholders. Please carefully review the proxy materials for further information.

Investment Grade Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Investment Grade Municipal Income Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended September 30, 2009. The views and opinions in the letter were current as of November 16, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your Financial Advisor regarding your personal investment program.

Investment Grade Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for periods ended 09/30/09

Net asset value returns	1 year	5 years	10 years

Investment Grade Municipal Income Fund Inc.	25.73%	4.82%	5.79%

Lipper General Municipal Debt Funds (Leveraged) median	21.60	4.64	6.17

Market price returns

Investment Grade Municipal Income Fund Inc.	35.91%	6.77%	7.57%

Lipper General Municipal Debt Funds (Leveraged) median	36.08	5.22	7.04

Index returns

Barclays Capital Municipal Bond Index	14.85%	4.78%	5.77%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 09/30/09

Market price	$14.34

Net asset value (per share applicable to common shareholders)	$15.06

September 2009 dividend	$0.0725

Market yield(1)	6.07%

NAV yield(1)	5.78%

(1)	Market yield is calculated by multiplying the September dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	09/30/09		03/31/09		09/30/08

Net assets applicable to common shareholders (mm)	$155.9		$133.4		$131.7

Weighted average maturity	14.8	yrs	15.0	yrs	13.0	yrs

Weighted average modified duration	5.1	yrs	7.4	yrs	7.6	yrs

Weighted average coupon	5.6%		5.2%		5.2%

Leverage(1)	39.0%		42.8%		45.4%

Securities subject to Alternative Minimum Tax (AMT)(2)	13.7%		14.6%		16.6%

Maturing within five years(2)	0.9%		5.3%		4.1%

Maturing beyond five years(2)	99.1%		94.7%		95.9%

Portfolio composition(3)	09/30/09		03/31/09		09/30/08

Long-term municipal bonds	106.7%		106.6%		103.9%

Short-term municipal notes	0.3		1.0		3.5

Futures	—		—		0.0	(4)

Other assets less liabilities	(7.0)		(7.6)		(7.4)

Total	100.0%		100.0%		100.0%

Credit quality(2)	09/30/09		03/31/09		09/30/08

AAA	16.1%		12.6%		15.4%

AA	39.6		41.3		45.3

A	21.7		15.4		13.1

A-1+	0.3		0.9		2.0

BBB	14.8		13.9		14.9

Nonrated	7.5		15.9		9.3

Total	100.0%		100.0%		100.0%

(1)	Includes leverage attributable to both the Fund’s Auction Preferred Shares and the Tender Option Bond Program as a percentage of total assets. Leverage may vary.

(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the date indicated.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	09/30/09		03/31/09		09/30/08

Texas	13.0%	California	13.5%	California	12.8%

California	12.2	Texas	12.4	Texas	10.6

Washington	9.2	Washington	9.4	Illinois	8.8

Illinois	8.2	Illinois	8.3	Washington	8.6

New York	7.4	New York	8.3	New York	8.0

Total	50.0%		51.9%		48.8%

Top five sectors(1)	09/30/09		03/31/09		09/30/08

University	15.9%	University	16.1%	Hospital	14.8%

Hospital	15.2	Airport	15.2	University	13.4

Airport	12.4	Hospital	15.1	Airport	12.8

Power	11.5	Power	10.6	Power	10.7

Lease	8.0	Lease	8.9	Lease	8.9

Total	63.0%		65.9%		60.6%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—161.44%

Alaska—2.01%
Alaska International Airports Revenue
Refunding-Series A (NATL-RE Insured)
5.000%, due 10/01/19(1)	Aa3	A	$1,000,000	$1,053,810

5.000%, due 10/01/20(1)	Aa3	A	1,000,000	1,046,990

5.000%, due 10/01/21(1)	Aa3	A	1,000,000	1,036,310

				3,137,110

Arizona—1.67%
Arizona State Transportation
Board Highway Revenue-Series B
5.250%, due 07/01/18	Aa1	AAA	2,380,000	2,600,840

California—19.83%
California Educational Facilities Authority
Revenue Refunding-Pepperdine
University-Series A
(NATL-RE-FGIC Insured)
5.000%, due 09/01/33	Aa3	A	5,000,000	5,077,050

California Health Facilities Financing
Authority Revenue-Kaiser
Permanente-Series A
5.250%, due 04/01/39	NR	A+	5,000,000	5,065,900

Los Angeles Water & Power Revenue
Power System-Series A,
Subseries A-2 (NATL-RE Insured)
5.000%, due 07/01/27	Aa3	AA-	5,000,000	5,254,150

Sacramento County Sanitation District
Financing Authority Revenue
Refunding (AMBAC Insured)
5.000%, due 12/01/27	Aa3	AA	8,000,000	8,205,680

San Francisco City & County Public
Utilities Commission Water
Revenue-Series A (NATL-RE Insured)
5.000%, due 11/01/25	A1	AA-	2,000,000	2,081,040

University of California Revenue-
Series A (AMBAC Insured)
5.000%, due 05/15/28	Aa1	AA	5,000,000	5,240,900

				30,924,720

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Colorado—4.78%
Colorado Health Facilities Authority
Revenue-Adventist Health-Series E
(Pre-refunded with US Government
Obligations to 11/15/16 @ 100)
5.125%, due 11/15/18	A1	A+	$160,000	$191,461

5.125%, due 11/15/19	A1	A+	160,000	191,461

Colorado Health Facilities Authority
Revenue-Unrefunded
Balance-Adventist-Series E
5.125%, due 11/15/18	A1	A+	2,840,000	3,050,813

5.125%, due 11/15/19	A1	A+	2,840,000	3,027,185

University of Colorado
Participation Interests
6.000%, due 12/01/13	NR	A+	946,520	984,361

				7,445,281

Florida—6.76%
Florida State Board of Education
Capital Outlay-Series E
(NATL-RE-FGIC Insured)
5.000%, due 06/01/24	Aa1	AAA	3,350,000	3,462,359

Florida State Board of Education
Lottery Revenue-Series B
(BHAC-CR, NATL-RE Insured)
5.000%, due 07/01/26(2),(3)	Aa1	AAA	3,905,000	4,272,265

Miami-Dade County Aviation Revenue
Refunding-Miami International
Airport-Series B (XLCA Insured)
5.000%, due 10/01/18(1)	A2	A-	2,700,000	2,803,410

				10,538,034

Illinois—13.24%
Chicago O’Hare International Airport
Revenue-General-Third Lien-Series D
(NATL-RE Insured)
5.000%, due 01/01/26(1)	A1	A	8,000,000	7,816,640

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Illinois—(concluded)
Chicago Transit Authority Capital Grant
Receipts Revenue Federal Transit
Administration Section 5309
(Assured Guaranty Insured)
5.250%, due 06/01/24	Aa2	AAA	$1,500,000	$1,683,075

Illinois Educational Facilities Authority
Revenue Refunding-Augustana
College-Series A
5.625%, due 10/01/22	Baa1	NR	1,200,000	1,227,036

Illinois Finance Authority
Revenue-University of
Chicago-Series A
5.000%, due 07/01/34	Aa1	AA	6,000,000	6,222,780

Illinois Municipal Electric Agency
Power Supply-Series A
(NATL-RE-FGIC Insured)
5.250%, due 02/01/17	A1	A+	3,000,000	3,443,520

Metropolitan Pier & Exposition Authority
Dedicated State Tax Revenue
6.500%, due 06/15/27	A2	AAA	250,000	250,648

				20,643,699

Indiana—5.21%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue
Refunding-Clarian Health
Obligation Group-Series B
5.000%, due 02/15/21	A2	A+	4,000,000	4,087,320

Indianapolis Airport Authority
Revenue Refunding-Special
Facilities-FedEx Corp. Project
5.100%, due 01/15/17(1)	Baa2	BBB	4,000,000	4,031,160

				8,118,480

Kentucky—1.37%
Kenton County Airport Board Airport
Revenue-Cincinnati/Northern
Kentucky-Series B (NATL-RE Insured)
5.500%, due 03/01/18(1)	A3	A	2,080,000	2,137,928

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Massachusetts—3.85%
Massachusetts Health & Educational
Facilities Authority Revenue-Harvard
University-Series DD
5.000%, due 07/15/35	Aaa	AAA	$5,000,000	$5,107,050

Massachusetts Port Authority
Revenue-US Airways Project
(NATL-RE Insured)
6.000%, due 09/01/21(1)	Baa1	A	1,000,000	895,050

				6,002,100

Michigan—7.71%
Detroit Sewer Disposal Revenue
Refunding-Senior Lien-Series C
(FSA Insured)
7.000%, due 07/01/27	Aa3e	AAAe	3,000,000	3,804,120

Michigan State Hospital Finance
Authority Revenue Refunding-Trinity
Health Credit Group-Series D
5.000%, due 08/15/25	Aa2	AA	5,000,000	5,161,400

Michigan State Hospital Finance
Authority Revenue-Trinity Health
Credit Group-Series A
5.000%, due 12/01/26	Aa2	AA	2,930,000	3,051,536

				12,017,056

Minnesota—0.98%
Shakopee Health Care Facilities
Revenue-Saint Francis
Regional Medical Center
5.000%, due 09/01/17	NR	BBB	1,500,000	1,523,445

New Jersey—7.10%
New Jersey Transportation Trust Fund
Authority Transportation
System-Series A
5.250%, due 12/15/20	A1	AA-	5,000,000	5,792,150

Newark Housing Authority Housing
Revenue-South Ward Police Facility
(Assured Guaranty Insured)
6.750%, due 12/01/38	Aa2	NR	1,850,000	2,118,194

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

New Jersey—(concluded)
Tobacco Settlement Financing
Corp.-Series 1-A
4.500%, due 06/01/23	Baa3	BBB	$3,365,000	$3,161,485

				11,071,829

New York—11.94%
New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project
5.500%, due 01/01/15(1)	A3	BBB+	2,000,000	2,125,160

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project
(Mandatory Put 01/01/16 @ 100)
5.500%, due 01/01/17(1),(4)	A3	BBB+	2,750,000	2,901,305

5.500%, due 01/01/18(1),(4)	A3	BBB+	3,250,000	3,399,955

Triborough Bridge & Tunnel Authority
Revenue Refunding-Series B
5.250%, due 11/15/19	Aa2	AA-	3,140,000	3,464,676

Triborough Bridge & Tunnel Authority
Revenue-Subordinate Bonds
5.250%, due 11/15/30	Aa3	A+	6,400,000	6,733,440

				18,624,536

North Carolina—8.65%
North Carolina Capital Facilities
Finance Agency Revenue-Duke
University Project-Series B
5.000%, due 10/01/38	Aa1	AA+	4,100,000	4,448,500

North Carolina Eastern Municipal Power
Agency Power System Revenue-
Series A (Escrowed to Maturity)
6.400%, due 01/01/21	Baa1	AAA	3,065,000	3,883,294

North Carolina Medical Care Commission
Health Care Facilities Revenue-Novant
Health Obligation Group
5.000%, due 11/01/34	A1	A+	5,000,000	5,156,200

				13,487,994

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Ohio—10.96%
Buckeye Tobacco Settlement
Financing Authority Asset-Backed
Senior Turbo-Series A-2
5.125%, due 06/01/24	Baa3	BBB	$8,960,000	$8,460,211

Ohio State Water Development
Authority Water Pollution Control
Revenue-Water Quality
5.000%, due 06/01/24(2),(3)	Aaa	AAA	8,000,000	8,623,920

				17,084,131

Pennsylvania—1.68%
Susquehanna Area Regional Airport
Authority Airport System
Revenue-Subseries D
5.375%, due 01/01/18	Ba1	NR	3,000,000	2,626,680

Puerto Rico—6.96%
Puerto Rico Commonwealth
Highway & Transportation Authority
Revenue Refunding-Series N
5.500%, due 07/01/22	Baa3	BBB	3,000,000	3,166,050

Puerto Rico Housing Finance Authority
Capital Fund Program-Unrefunded
Balance (HUD Insured)
5.000%, due 12/01/18	Aa3	AA+	1,030,000	1,089,410

University of Puerto Rico-Revenue
System-Series Q
5.000%, due 06/01/17	Baa2	BBB-	6,365,000	6,598,150

				10,853,610

South Carolina—7.57%
Charleston Educational Excellence
Financing Corp. Revenue-Charleston
County School District Project
5.000%, due 12/01/24	A1	AA-	5,000,000	5,383,600

Greenville County School District
Installment Purchase Refunding-
Building Equity Sooner-Series AGC
5.000%, due 12/01/24	Aa3	AA	5,000,000	5,308,700

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

South Carolina—(concluded)
Greenville Waterworks Revenue
5.250%, due 02/01/20	Aa1	AAA	$1,000,000	$1,104,350

				11,796,650

South Daktota—0.33%
Standing Rock New Public Housing
6.000%, due 08/07/13(5)	NR	NR	570,741	518,712

Tennessee—0.65%
Memphis-Shelby County Airport
Authority Airport Revenue-Series D
(AMBAC Insured)
6.000%, due 03/01/24(1)	A2	A-	1,000,000	1,014,100

Texas—21.06%
Coastal Bend Health Facilities
Development Corp.-Incarnate
Word Health System-Series A
(Escrowed to Maturity)
(AMBAC Insured)
6.300%, due 01/01/17	NR	NR	3,065,000	3,566,434

Harris County Texas Lease
6.750%, due 05/01/20(6)	NR	NR	5,529,900	5,319,985

Houston Community College System
Participation Interests (Pre-refunded
with cash to 07/01/12 @ 100)
7.875%, due 06/15/25(6)	NR	NR	3,007,095	3,530,390

Irving Certificates of
Obligation-Hotel Occupancy
5.000%, due 08/15/39	Aaa	AAA	3,935,000	4,243,150

Lower Colorado River Authority
Transmission Contract Revenue-LCRA
Transmission Services Corp.
Project B (FSA Insured)
5.250%, due 05/15/20	Aa3	AAA	1,485,000	1,561,923

San Antonio Electric & Gas Systems
5.000%, due 02/01/24(2),(3)	Aa1	AA	4,590,000	5,154,926

San Antonio Electric & Gas
Systems-Series A
5.000%, due 02/01/25	Aa1	AA	1,810,000	1,976,882

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(concluded)

Texas—(concluded)
San Leanna Educational Facilities Corp.
Higher Educational Revenue
Refunding-Saint Edwards
University Project
5.000%, due 06/01/18	Baa2	BBB+	$2,000,000	$2,094,520

Tarrant County Cultural Education
Facilities Finance Corp. Revenue
Refunding-Texas Health
Resources-Series A
5.000%, due 02/15/19	Aa3	AA-	5,000,000	5,389,200

				32,837,410

Washington—14.91%
Chelan County Public Utility District
No. 001 Consolidated Revenue
Refunding-Chelan Hydropower-
Series A (NATL-RE Insured)
6.050%, due 07/01/32(1)	Aa2	AA	4,225,000	4,451,291

Energy Northwest Electric Revenue
Refunding-Columbia Station-Series A
5.000%, due 07/01/23	Aaa	AA	7,000,000	7,730,310

Washington State Motor Vehicle
Fuel Tax-Series B
5.000%, due 07/01/26(2),(3)	Aa1	AA+	10,000,000	11,074,700

				23,256,301

Wisconsin—2.22%
Wisconsin State General
Revenue-Series A
5.750%, due 05/01/33	A1	AA-	3,000,000	3,466,230

Total long-term municipal bonds (cost—$246,547,009)				251,726,876

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Short-term municipal note(7)—0.51%

Alaska—0.51%
Valdez Marine Terminal Revenue Refunding
(BP Pipelines, Inc. Project)-Series A
0.280%, due 10/01/09
(cost—$800,000)	VMIG1	A-1+	$800,000	$800,000

Total investments (cost—$247,347,009)—161.95%				252,526,876

Liabilities in excess of other assets—(10.64)%				(16,596,498)

Liquidation value of auction preferred shares—(51.31)%				(80,000,000)

Net assets applicable to common shareholders—100.00%				$155,930,378

Aggregate cost for federal income tax purposes was $227,502,708; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,973,409

Gross unrealized depreciation	(2,814,241)

Net unrealized appreciation	$5,159,168

(1)	Security subject to Alternative Minimum Tax.
(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 18.68% of net assets applicable to common shareholders as of September 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Security represents underlying bond transferred to a special-purpose entity established in a tender option bond transaction in which the Fund acquired the inverse floater. These securities serve as collateral in a financing transaction. As of September 30, 2009, the aggregate principal amount of the inverse floaters and the floating rate notes are $6,630,000 and $19,865,000, respectively.
(4)	Floating rate security. The interest rate shown is the current rate as of September 30, 2009.
(5)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.33% of net assets applicable to common shareholders as of September 30, 2009, is considered illiquid and restricted (See table below for more information).

Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted security	date	cost	net assets	09/30/09	net assets

Standing Rock New
Public Housing,
6.000%, due 08/07/13	08/08/02	$570,741	0.37%	$518,712	0.33%

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009

(6)	The securities detailed in the table below are considered illiquid and restricted and represent 5.68% of net assets applicable to common shareholders as of September 30, 2009.

			Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted securities	dates	cost	net assets	09/30/09	net assets

Harris County Texas Lease
6.750%, due 05/01/20	09/07/00	$5,529,900	3.54%	$5,319,985	3.41%

Houston Community
College System
Participation Interests
7.875%, due 06/15/25	04/22/02	3,007,095	1.93	3,530,390	2.27

		$8,536,995	5.47%	$8,850,375	5.68%

(7)	Variable rate demand notes are payable on demand. The maturity date shown is the next interest rate reset date. The interest rate shown is the current rate as of September 30, 2009.

AGC	Associated General Contractors
AMBAC	American Municipal Bond Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
HUD	Housing and Urban Development
NATL-RE	National Reinsurance
NR	Not Rated
XLCA	XL Capital Assurance

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s investments.

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Long-term municipal bonds	$—	$251,726,876	$—	$251,726,876

Short-term municipal note	—	800,000	—	800,000

Total	$—	$252,526,876	$—	$252,526,876

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of assets and liabilities—September 30, 2009

Assets:
Investments in securities, at value (cost—$247,347,009)	$252,526,876

Cash	57,707

Receivable for interest	3,515,967

Other assets	13,205

Total assets	256,113,755

Liabilities:
Payable for floating rate notes issued	19,865,000

Payable to investment advisor and administrator	74,136

Payable for interest expense and fees on floating rate notes	35,700

Dividends payable to auction preferred shareholders	17,037

Accrued expenses and other liabilities	191,504

Total liabilities	20,183,377

Auction preferred shares Series A, B and C—1,600 non-participating shares authorized, issued and outstanding; $0.001 par value per auction preferred share; $50,000 liquidation value per auction preferred share	80,000,000

Net assets applicable to common shareholders	$155,930,378

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,998,400 shares authorized; 10,356,667 shares issued and outstanding	$153,238,767

Accumulated undistributed net investment income	285,797

Accumulated net realized loss from investment activities and futures	(2,774,053)

Net unrealized appreciation of investments	5,179,867

Net assets applicable to common shareholders	$155,930,378

Net asset value per common share ($155,930,378 applicable to 10,356,667 common shares outstanding)	$15.06

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of operations

For the
year ended
September 30, 2009

Investment income:
Interest	$11,843,526

Expenses:
Investment advisory and administration fees	1,960,860

Professional fees	748,225

Auction preferred shares expenses	311,740

Reports and notices to shareholders	232,335

Interest expense and fees on floating rate notes	170,674

Custody and accounting fees	51,766

Directors’ fees	34,851

Stock exchange listing fees	19,822

Transfer agency fees	12,468

Insurance fees	5,268

Other expenses	24,807

3,572,816

Less: Fee waivers by investment advisor and administrator	(1,146,113)

Net expenses	2,426,703

Net investment income	9,416,823

Net realized and unrealized gains (losses) from investment activities:
Net realized losses from:
Investments	(901,500)

Futures	(715,318)

Net change in unrealized appreciation/depreciation of:
Investments	25,818,274

Futures	(57,303)

Net realized and unrealized gain from investment activities	24,144,153

Dividends paid to auction preferred shareholders from net investment income	(1,098,654)

Net increase in net assets applicable to common shareholders resulting from operations	$32,462,322

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the years ended September 30,

	2009	2008

From operations:
Net investment income	$9,416,823	$10,488,683

Net realized losses from investment activities and futures	(1,616,818)	(1,071,908)

Net change in unrealized appreciation/depreciation of investments and futures	25,760,971	(21,906,826)

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(1,098,654)	(3,476,144)

Net realized gains from investment activities	—	(676,786)

Total dividends and distributions paid to auction preferred shareholders	(1,098,654)	(4,152,930)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	32,462,322	(16,642,981)

Dividends and distributions paid to common shareholders from:
Net investment income	(8,259,442)	(6,819,866)

Net realized gains from investment activities	—	(1,211,730)

Total dividends and distributions paid to common shareholders	(8,259,442)	(8,031,596)

Net increase (decrease) in net assets applicable to common shareholders	24,202,880	(24,674,577)

Net assets applicable to common shareholders:
Beginning of year	131,727,498	156,402,075

End of year	$155,930,378	$131,727,498

Accumulated undistributed net investment income	$285,797	$227,070

See accompanying notes to financial statements

(This page has been left blank intentionally)

Investment Grade Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the
	year ended
	September 30, 2009

Net asset value, beginning of year	$12.72

Net investment income	0.91	(1)

Net realized and unrealized gains (losses) from investment activities	2.34

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.11)

Net realized gains from investment activities	—

Total dividends and distributions paid to auction preferred shareholders	(0.11)

Net increase (decrease) from operations	3.14

Dividends and distributions paid to common shareholders from:
Net investment income	(0.80)

Net realized gains from investment activities	—

Total dividends and distributions paid to common shareholders	(0.80)

Net asset value, end of year	$15.06

Market value, end of year	$14.34

Total net asset value return(2)	25.73%

Total market price return(3)	35.91%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor and including interest expense on floating rate notes	1.79	%(4)

Total expenses, before fee waivers by advisor and including interest expense on floating rate notes	2.63	%(4)

Total expenses, net of fee waivers by advisor and excluding interest expense on floating rate notes	1.66%

Net investment income before auction preferred shares dividends	6.93%

Auction preferred shares dividends from net investment income	0.81%

Net investment income available to common shareholders	6.12%

Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$155,930

Portfolio turnover	9%

Asset coverage per share of auction preferred shares, end of year	$147,456

For the years ended September 30,

2008		2007	2006	2005

$15.10		$15.39	$15.66	$15.81

1.01	(1)	1.02 (1)	0.98	0.95

(2.20)		(0.29)	0.27	(0.02)

(0.34)		(0.39)	(0.27)	(0.21)

(0.07)		—	(0.11)	(0.01)

(0.41)		(0.39)	(0.38)	(0.22)

(1.60)		0.34	0.87	0.71

(0.66)		(0.63)	(0.73)	(0.74)

(0.12)		—	(0.41)	(0.12)

(0.78)		(0.63)	(1.14)	(0.86)

$12.72		$15.10	$15.39	$15.66

$11.28		$13.60	$13.95	$13.44

(11.07)%		2.24%	5.87%	4.57%

(11.90)%		2.08%	13.05%	0.42%

1.36	%(4)	1.28%	1.58%	1.66%

2.06	%(4)	1.91%	1.97%	1.99%

1.33%		1.28%	1.58%	1.66%

6.99%		6.68%	6.43%	6.04%

2.32%		2.56%	1.74%	1.34%

4.67%		4.12%	4.69%	4.70%

$131,727		$156,402	$159,430	$162,159

20%		27%	54%	49%

$123,182		$121,092	$122,468	$123,709

Investment Grade Municipal Income Fund Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and distributions, if any, or the sale of Fund shares.
(4)	Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Investment Grade Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing price, current market quotations

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC 815”), which changes the disclosure requirements for derivative instruments and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008.

Transactions in derivative instruments during the year ended September 30, 2009, were as follows:

Interest rate risk

Realized loss(1)
Futures contracts	$(715,318)

Unrealized depreciation(2)
Futures contracts	$(57,303)

(1)	Statement of operations location. Net realized gain (loss) from futures.
(2)	Statement of operations location. Net change in unrealized appreciation/depreciation of futures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Floating-rate notes issued in conjunction with securities held—Tender option bond program
The Fund may sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes (“Floating-Rate Notes”) that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which pays interest based on the difference between the Fixed-Rate Bond and the Floating-Rate Notes (after certain costs are taken into account), is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds, less fees and expenses.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to GAAP because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with GAAP, the Fund includes the Fixed-Rate Bond on the Portfolio of investments and recognizes the Floating-Rate Notes as a liability on the Statement of assets and liabilities.

At September 30, 2009, the aggregate value of the underlying bonds transferred to special-purpose entities was $26,495,000 and the related liability for Floating-Rate Notes was $19,865,000. The range of interest rates on the liability for Floating-Rate Notes was 0.180% to 5.820%, at a weighted average rate of 0.886% for the year ended September 30, 2009.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

At September 30, 2009, the aggregate value of the Inverse Floaters was $6,630,000, at a weighted average yield of 16.102%.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—The Fund may purchase and sell municipal bond index futures and other interest rate futures. The Fund may use futures as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use futures to add leverage to the portfolio and/or to hedge against increases in the Fund’s costs associated with the dividend payments on the preferred stock. Futures strategies also can be used to manage the average duration of the Fund’s portfolio. If UBS Global AM wishes to shorten the average duration of the Fund, the Fund may sell a futures contract. If UBS Global AM wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent. At September 30, 2009, the Fund had no futures contracts oustanding.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of substantially all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract, under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly,

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares (“APS”). UBS Global AM has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.60% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At September 30, 2009, the Fund owed UBS Global AM $74,136 for investment advisory and administration fees, which is composed of $170,538 of investment advisory and administration fees less fees waived of $96,402. For the year ended September 30, 2009, UBS Global AM waived $1,146,113 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended September 30, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $7,134,342. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s Auction Preferred Shares and receive compensation. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares related services fees
UBS Financial Services Inc., an affiliate of UBS Global AM, provides certain services to the Fund and the holders of the outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the year ended September 30, 2009, UBS Financial Services Inc. received from Deutsche Bank $60,608 (paid indirectly by the Fund) for these services.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Auction preferred shares
The Fund has outstanding 582 shares of auction preferred shares Series A, 582 shares of auction preferred shares Series B, and 436 shares of auction preferred shares Series C, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates as of September 30, 2009 for each Series of APS were as follows and reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received:

Series A	0.518%

Series B	0.503%

Series C	0.563%

For the year ended September 30, 2009, the average dividend rates for each Series of APS were 1.160%, 1.116%, and 1.216% for Series A, B and C, respectively.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

The redemption of the Fund’s APS is deemed to be outside of the control of the Fund because it is redeemable among other circumstances, upon the occurrence of an event such as described above that is not solely within the control of the Fund.

Although not necessitated by any regulatory requirement, on December 12, 2008, the Fund announced the following redemptions of APS at a price of $50,000 per share plus any accrued and unpaid dividends through the redemption date:

	Aggregate	Number of shares	Redemption
Series of APS	principal	redeemed	payment date

Series A	$3,650,000	73	December 19, 2008

Series B	3,650,000	73	December 22, 2008

Series C	2,700,000	54	December 23, 2008

These partial redemptions had the effect of decreasing the level of the Fund’s leverage.

Purchases and sales of securities
For the year ended September 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $21,658,144 and $24,723,975, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

Distributions paid from:	2009	2008

Tax-exempt income	$9,350,108	$10,284,613

Ordinary income	7,988	62,959

Capital gains	—	1,836,954

Total distributions paid	$9,358,096	$12,184,526

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

At September 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income	$302,834

Accumulated capital and other losses	(2,753,354)

Net unrealized appreciation of investments	5,159,168

Total accumulated earnings	$2,708,648

The difference between book-basis and tax-basis unrealized appreciation/depreciation of investments is attributable to the tax treatment of certain tender option bond transactions.

At September 30, 2009, the Fund had a net capital loss carryforward of $775,717. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire on September 30, 2017. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with US Treasury regulations, the Fund has elected to defer realized capital losses of $1,977,637 arising after October 31, 2008. Such losses are treated for tax purposes as arising on October 1, 2009.

For the year ended September 30, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended September 30, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events
Management has evaluated the effect of subsequent events on the Fund’s financial statements through November 25, 2009, the date of issuance of the Fund’s financial statements. Management has determined that there are no material subsequent events that would require disclosure in the Fund’s financial statements through this date other than the planned submission to shareholders of a proposal to liquidate the Fund as reported on page 7.

Investment Grade Municipal Income Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Investment Grade Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Investment Grade Municipal Income Fund Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 25, 2009

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

The Fund
Investment Grade Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PPM.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of Investment Grade Municipal Income Fund Inc. (the “Fund”) on July 15-16, 2009, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management worldwide as of March 31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered a fee waiver arrangement for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

In connection with its consideration of advisory fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the fifth quintile, its Actual Management Fee was in the first quintile and total expenses were in the third quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that 20% of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that 20% of the funds in the Expense Group with the highest level of fees or expenses, as applicable). The board focused on the fact that the Fund’s Actual Management Fee was in the first quintile and that its total expenses were in the third quintile of the Fund’s Expense Group. Management noted that the Fund’s total expenses would have been lower but for increased legal and proxy solicitation costs during the past year, as reflected in other non-management fees, due to the proxy contest conducted during the past year. In addition, management noted that the effect of the new management fee waiver that became effective on August 1, 2008 was not fully reflected in the Lipper report, given the timing of the effectiveness of that waiver.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2009 and (b) annualized performance information for each year in the ten-year period ended April 30, 2009. The board was provided with a description of the methodology Lipper

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the first quintile for the one-, three- and five-year periods, the third quintile for the ten-year period and the fourth quintile since inception (with the first quintile representing that 20% of the funds in the Performance Universe with the highest performance and the fifth quintile representing that 20% of the funds in the Performance Universe with the lowest performance). Based on its review, the board concluded that the Fund’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

The board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors.

Interested Director
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R. Q. A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., and IGT, Inc. (provides technology to gaming and wagering industry).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region since 1999. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 52	Vice President	Since 1996	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of five investment companies (consisting of nine portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999, assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/ Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin Mclntyre*; 43	Vice President	Since 2005	Mr. Mclntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global AM—Americas region. He is also head of municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. Mclntyre is a vice president of one investment company (consisting of one portfolio) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head-Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a board director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Fund’s Board, including a majority of its Independent Directors, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Investment Grade Municipal Income Fund Inc.

New York Stock Exchange certifications (unaudited)

Investment Grade Municipal Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2009 annual meeting of shareholders, it filed a certification with the NYSE on February 13, 2009 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock and its auction preferred stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:
For the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $42,000 and $40,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees:
In each of the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $9,283 and $8,523, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements, and (2) review of the consolidated 2008 and 2007 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant’s fiscal years ended 2008 and 2007.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $13,750 and $13,350, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended September 30, 2009 and September 30, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through August 2009)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2009 and September 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended September 30, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate fees billed by E&Y of $1,917,928 and $1,362,313, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

		2009	2008

	Covered Services	$23,033	$21,873
	Non-Covered Services	1,894,895	1,340,440

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

     (a)     Included as part of the report to shareholders filed under Item 1 of this form.
     (b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Kevin McIntyre
		Title – Vice President
		Length of Service – Since 2005

Business Experience Last 5 Years – Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and UBS Global Asset Management (US) Inc. (collectively, “UBS Global AM – Americas Region”). He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM–Americas region. Mr. McIntyre is a vice president of one investment company for which UBS Global AM–Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Information is as of – November 30, 2009

(a)	(2)	(i)	Portfolio Manager

			Kevin McIntyre

(a)	(2)	(ii)	(A) Registered Management Investment Companies

The portfolio manager was responsible for one additional Registered Management Investment Company (not including the Registrant) totaling approximately $460 million as of September 30, 2009; however, involvement with such other Registered Management Investment Company ceased on October 18, 2009.

(a)	(2)	(ii)	(B) Other Pooled Investment Vehicles

			None

(a)	(2)	(ii)	(C) Other Accounts

			None

(a)	(2)	(iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

			None

(a)	(2)	(iv)	Conflicts.

The management of the Registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the Registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and the team of which he is a member must allocate time and investment expertise across multiple accounts, including the Registrant. The portfolio manager and the team of which he is a member manage the Registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the Registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

	(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of September 30, 2009.)

(a)	(3)	Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The total compensation received by the portfolio managers and analysts at UBS Global AM, including the Fund’s portfolio manager, has three basic components – a fixed component (base salary and benefits), a variable cash compensation component (which is correlated with performance) and, for more senior employees, a variable equity component (reinforcing the critical importance of creating long-term business value), which are described in more detail below:

	•	The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their role.

	•	Variable cash compensation is determined annually on a discretionary basis. It is correlated with the individual’s contribution (financial and non-financial) to UBS Global AM’s business results and the performance of the individual’s respective function, UBS Global AM and UBS. As its name implies, this can be variable.
	•	Variable equity – Many senior employees are required to take a portion of their annual variable cash compensation in the form of UBS shares or notional shares instead of cash. UBS Global AM believes that, not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool because the shares typically vest over a number of years.

UBS Global AM strongly believes that tying portfolio managers’ variable cash compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable cash compensation available generally will depend on the firm’s overall profitability. The allocation of the variable cash compensation pool to each portfolio manager is based on an equal weighting of their investment performance (relative to the funds’ benchmarks) for all the funds they manage. In the case of Investment Grade Municipal Income Fund, the relevant benchmark is the Barclays Capital Municipal Bond Index. The portfolio manager’s investment performance over one-, two- and three-year periods to the latest year end is taken into account and this has the effect of placing greater emphasis on the performance for the most recent year (as their one-year performance impacts their two- and three-year annualized results) while keeping the longer-term performance in focus. Further, the delivery of variable cash compensation is subject to a number of deferral mechanisms including investment in UBS shares.

For analysts, variable cash compensation is, in general, tied to the performance of some combination of model and/or client portfolios, generally evaluated over rolling three-year periods and coupled with a qualitative assessment of their contribution.

	(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of September 30, 2009.)

(a)	(4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

		None

		(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of September 30, 2009.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 30, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 30, 2009